UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 12, 2006


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)

          Reckson Associates Realty Corp. - Maryland                  Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                           11-3233650
(State or other jurisdiction of incorporation or organization)      Reckson Operating Partnership, L.P. -
                                                                                 11-3233647
                                                                          (IRS Employer ID Number)
                   225 Broadhollow Road                                             11747
                    Melville, New York                                           (Zip Code)
         (Address of principal executive offices)

                                                       1-13762
                                               (Commission File Number)

                                                    (631) 694-6900
                               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      The Board of Directors of Reckson Associates Realty Corp. (the "Company") has authorized the re-institution of the Company's common stock repurchase program, which had been inactive since March 2003. Pursuant to the authority granted by the Board, the Company may repurchase up to an aggregate of five million shares of its common stock.

Item 1.01. Entry into a Material Definitive Agreement.

      Employment Agreement Extensions. On June 12, 2006, the Company entered into agreements with each of Scott H. Rechler, Chief Executive Officer of the Company, Michael Maturo, President and Chief Financial Officer of the Company, and Jason Barnett, Senior Executive Vice President--Corporate Initiatives and General Counsel of the Company, pursuant to which the terms of such officers' amended and restated employment and noncompetition agreements were extended in all respects through December 31, 2006. In accordance with the terms of each such officer's amended and restated severance agreement, the term and duration of his amended and restated severance agreement is identical to the term and duration of his amended and restated employment and noncompetition agreement. A copy of the agreement with Mr. Rechler is filed as Exhibit 10.1 hereto.

      Amendments to 2006 Restricted Equity Awards to Extend Vesting Period. On June 12, 2006, the vesting period for the restricted equity awards (the "2006 Restricted Equity Awards") granted on April 4, 2006 to each of Scott H. Rechler, Chief Executive Officer of the Company, Michael Maturo, President and Chief Financial Officer of the Company, Jason Barnett, Senior Executive Vice President--Corporate Initiatives and General Counsel of the Company, Salvatore Campofranco, Chief Operating Officer of the Company, F. D. Rich, Chief Administrative Officer of the Company, and Philip Waterman, Chief Development Officer and Managing Director of the New York City Division of the Company, were extended so that the 2006 Restricted Equity Awards will become vested over a four-year period in lieu of a two-year period. Specifically, 25% of each officer's 2006 Restricted Equity Awards will become vested on each of December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010 (each, an "Annual Vesting Date"), provided that the officer remains in continuous employment with the Company until such dates and the Company has achieved certain specified performance requirements during the year ending December 31, 2006. If the performance requirements are not met in 2006, the 2006 Restricted Equity Awards will become vested on any subsequent Annual Vesting Date on which the performance requirements are met on a cumulative and compounded basis. A copy of Mr. Rechler's election to extend the vesting period is filed as Exhibit 10.2 hereto.

      Also on June 12, 2006, the vesting period for the restricted equity awards (the "2005 Restricted Equity Awards") granted on March 11, 2005 to Scott H. Rechler, Chief Executive Officer of the Company, was similarly extended. Specifically, 25% of the 2005 Restricted Equity Awards will become vested on each of December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009, provided that Mr. Rechler remains in continuous employment with the Company until such dates. A copy of Mr. Rechler's election to extend the vesting period is filed as Exhibit 10.3 hereto.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1 Agreement for Extension of Employment and Noncompetition Agreement, dated as of June 12, 2006, by and between the Company and Scott H. Rechler*

            10.2 Election, dated as of June 12, 2006, to Extend the Vesting Period in Long-Term Incentive Plan OP Unit Award Agreement, dated as of April 4, 2006, by and among the Company, Reckson Operating Partnership, L.P. (the "Operating Partnership") and Scott H. Rechler**

            10.3 Election, dated as of June 12, 2006, to Extend the Vesting Period in Long-Term Incentive Plan OP Unit Award Agreement, dated as of March 11, 2005, by and among the Company, the Operating Partnership and Scott H. Rechler


--------------------
* Each of Michael Maturo and Jason Barnett has entered into an Agreement for Extension of Employment and Noncompetition Agreement, dated as of June 12, 2006, with the Company. These agreements are identical in all material respects to the Agreement for Extension of Employment and Noncompetition Agreement for Scott H. Rechler filed herewith.

** Each of Michael Maturo, Jason Barnett, Salvatore Campofranco, F. D. Rich and Philip Waterman has entered into an Election, dated as of June 12, 2006, to Extend the Vesting Period in Long-Term Incentive Plan OP Unit Award Agreement, dated as of April 4, 2006, with the Company and the Operating Partnership. These elections are identical in all material respects to the Election, dated as of June 12, 2006, to Extend the Vesting Period in Long-Term Incentive Plan OP Unit Award Agreement, dated as of April 4, 2006, for Scott H. Rechler filed herewith.


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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     RECKSON ASSOCIATES REALTY CORP.


                                     By: /s/ Michael Maturo
                                         --------------------------------------
                                         Michael Maturo
                                         President and Chief Financial Officer


                                     RECKSON OPERATING PARTNERSHIP, L.P.

                                     By:  Reckson Associates Realty Corp.,
                                          its General Partner


                                     By: /s/ Michael Maturo
                                         --------------------------------------
                                         Michael Maturo
                                         President and Chief Financial Officer


Date:  June 13, 2006



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